UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer
Suite 890
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Broussard, Poche, Lewis & Breaux, L.L.P.
Consent of UHY LLP

Item 8.01 Other Events.
     On December 29, 2006, Allis-Chalmers Energy Inc. (the “Company”) received a consent (the “Broussard Consent”) from Broussard, Poché, Lewis & Breaux, L.L.P., certified public accountants (“Broussard”), to (i) the incorporation by reference in the Company’s Registration Statement on Form S-3 (Securities and Exchange Commission File No. 333-139058) (the “Registration Statement”) of Broussard’s report dated March 13, 2006 with respect to the financial statements of Petro-Rentals, Incorporated, as of December 31, 2005 and 2004 and for the years then ended and (ii) the reference to Broussard under the caption “Experts” in the Registration Statement.
     On December 29, 2006, the Company received a consent (the “UHY Consent”) from UHY LLP, independent auditors (“UHY”), to (i) the use by incorporation by reference in the Registration Statement of UHY’s report dated December 1, 2006 with respect to the financial statements of Oil & Gas Rental Services, Inc. as of October 31, 2006, 2005 and 2004 and for the years then ended and (ii) the reference to UHY under the caption “Experts” in the Registration Statement.
     Copies of the Broussard Consent and the UHY Consent are filed as Exhibits 23.1 and 23.2 to this Current Report on Form 8-K and are hereby incorporated by reference (in their respective entireties) into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits

Exhibit
Number	Description
23.1	Consent of Broussard, Poché, Lewis & Breaux, L.L.P.

23.2	Consent of UHY LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: December 29, 2006	By:	/s/ Theodore F. Pound III
Name: Theodore F. Pound III
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Broussard, Poché, Lewis & Breaux, L.L.P.

23.2	Consent of UHY LLP.